Exhibit 99.1

OSI SYSTEMS REPORTS FISCAL 2025 FOURTH QUARTER

AND FULL FISCAL YEAR FINANCIAL RESULTS

•	Record Q4 Revenues of $505 Million

•	Record Fiscal Year Revenues of $1.713 billion (up 11% YoY)

•	Q4 GAAP EPS of $3.03 and Record Non-GAAP EPS of $3.24

•	Fiscal Year GAAP EPS of $8.71 and Record Non-GAAP EPS of $9.36 (up 15% YoY)

•	Year-End Backlog of > $1.8 Billion

HAWTHORNE, Calif. — (BUSINESS WIRE) — August 21, 2025 — OSI Systems, Inc. (the “Company” or “OSI Systems”) (NASDAQ: OSIS) today announced its financial results for the three months and fiscal year ended June 30, 2025.

Ajay Mehra, OSI Systems’ President and Chief Executive Officer, stated “We are pleased to report record-breaking fourth quarter and 2025 fiscal year revenues and non-GAAP earnings per share, led by excellent execution in our Security division. Fourth quarter performance was driven by strong growth in the Security division’s service revenues resulting from an increasing installed base of our products. With robust bookings, solid backlog and high visibility into our opportunity pipeline, we are poised for success in fiscal 2026 and expect to deliver strong cash flow this fiscal year.”

Financial Summary

	Three Months Ended June 30,			Fiscal Years Ended June 30,
(In thousands, except per-share amounts)	2024	2025	% Growth	2024	2025	% Growth
Revenues	$480,907	$504,985	5%	$1,538,758	$1,713,166	11%

Operating income - GAAP	$62,818	$73,022	16%	$189,061	$217,524	15%
% of revenues	13.1%	14.5%		12.3%	12.7%

Operating income - non- GAAP	$71,211	$79,479	12%	$212,218	$240,855	13%
% of revenues	14.8%	15.7%		13.8%	14.1%

Earnings per share - GAAP	$2.55	$3.03	19%	$7.38	$8.71	18%
Earnings per share - non-GAAP	$2.84	$3.24	14%	$8.13	$9.36	15%

Effective tax rate - GAAP	18.3%	19.8%		20.5%	19.6%
Normalized tax rate - non-GAAP	21.2%	21.9%		23.4%	23.2%

Book to Bill Ratio	0.8	1.0		0.9	1.1

Cash flow provided by (used in) operating activities	$(29,041)	$561		$(87,501)	$97,592
Capital expenditures	$8,499	$6,119		$22,102	$23,832

Alan Edrick, OSI Systems’ Executive Vice President and Chief Financial Officer, added “Subsequent to fiscal year end, we expanded our credit facility to increase our total borrowing capacity to $825 million and extended the maturity to July 2030. With this enhanced facility coupled with our expected strong cash flow generation in fiscal 2026, we are well-positioned to invest in strategic initiatives and drive long-term value.”

Fiscal Year 2026 Outlook

Guidance
Revenues	$1.805 billion - $1.850 billion
YoY Growth Rate	5.4% - 8.0%

Non-GAAP Diluted Earnings Per Share	$10.11 - $10.39
YoY Growth Rate	8.0% - 11.0%

The Company is providing its fiscal 2026 revenues and non-GAAP diluted earnings per share guidance, as indicated above. Actual revenues and non-GAAP diluted earnings per share could vary from this guidance due to factors discussed under “Forward-Looking Statements” or other factors.

The Company’s fiscal 2026 diluted earnings per share guidance is provided on a non-GAAP basis only. The Company does not provide a reconciliation of guidance for non-GAAP adjusted diluted EPS to GAAP diluted EPS (the most directly comparable GAAP measure) on a forward-looking basis because the Company is unable to provide a meaningful or accurate compilation of reconciling items and certain information is not available. This is due to the inherent difficulty and complexity in accurately forecasting the timing and amounts of various items included in the calculation of GAAP diluted EPS but excluded in the calculation of non-GAAP diluted EPS, such as acquisition costs and other non-recurring items that have not yet occurred, are out of the Company’s control or cannot otherwise reasonably be predicted. For the same reasons, the Company is unable to address the significance of unavailable information which may be material and therefore could result in GAAP diluted EPS being materially different from projected non-GAAP diluted EPS.

Conference Call Information

The Company will host a conference call and simultaneous webcast beginning at 9:00 am PT (12:00 pm ET) today to discuss its financial results for the 2025 fourth fiscal quarter and full fiscal year. To listen, please visit the Investor Relations section of the OSI Systems website at http://investors.osi-systems.com/index.cfm and follow the link that will be posted on the front page. A replay of the webcast will be available beginning shortly after the conclusion of the conference call for approximately three months thereafter. The replay can be accessed through the Company’s website at www.osi-systems.com.

About OSI Systems

OSI Systems designs and manufactures specialized electronic systems and components for critical applications. The Company operates through three key segments: Security, Optoelectronics and Manufacturing, and Healthcare. Its Security division delivers advanced inspection systems, turnkey screening solutions, and comprehensive support services to protect people and infrastructure. The Optoelectronics and Manufacturing segment serves as a trusted global supplier of high-performance optoelectronic solutions and precision manufacturing services for leading OEMs. The Healthcare segment focuses on patient monitoring, diagnostic cardiology, and related services to enhance clinical care and patient outcomes. Serving over 170 countries, OSI Systems strategically positions its sales, service, R&D, and manufacturing capabilities worldwide to provide fast and efficient delivery and support. For more information on OSI Systems or any of its subsidiary companies, visit www.osi-systems.com. News Filter: OSIS-E

Presentation of Non-GAAP Financial Measures

This earnings release includes a presentation of non-GAAP net income, non-GAAP diluted earnings per share, non-GAAP operating income (loss) by segment and non-GAAP operating margin, all of which are non-GAAP financial measures. The presentation of these non-GAAP figures is provided to allow for the comparison of the underlying performance of the Company, excluding the impact of restructuring and other charges (including certain legal costs), amortization of intangible assets acquired through business acquisitions, and associated tax effects, and discrete income tax items. Although we exclude amortization of acquired intangible assets from our non-GAAP figures, revenue generated from such intangibles is included in determining non-GAAP financial performance of the Company. Management believes that the non-GAAP financial measures presented in this earnings release provide (i) enhanced insight into the ongoing operations of the Company, (ii) meaningful information regarding the Company’s financial results (excluding amounts management does not view as reflective of ongoing operating results) for purposes of planning, forecasting and assessing the performance of the Company’s businesses, (iii) a meaningful comparison of financial results of the current period against results of past periods and (iv) financial results that are generally more comparable to financial results of peer companies than are GAAP figures. Non-GAAP financial measures should not be assessed in isolation or as a substitute for measures of financial performance prepared in accordance with GAAP. Our non-GAAP measures may not be the same as measures used by other companies due to possible differences in methods and in the items or events for which adjustments are made.

Reconciliations of GAAP financial information to non-GAAP financial information are provided in the accompanying tables. The financial results calculated in accordance with GAAP and reconciliations from those financial results should be carefully evaluated.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to the Company's current expectations, beliefs, and projections concerning matters that are not historical facts. Forward-looking statements are not guarantees of future performance and involve uncertainties, risks, assumptions, and contingencies, many of which are outside the Company's control and which may cause actual results to differ materially from those described in or implied by any forward-looking statement. Forward-looking statements include, but are not limited to, information provided regarding expected revenues, earnings, growth, cash flow generation, and operational performance in fiscal 2026 and beyond. The Company could be exposed to a variety of negative consequences as a result of delays related to the award of domestic and international contracts; failure to secure the renewal of key customer contracts; delays in customer programs; delays in revenue recognition related to the timing of customer acceptance; the impact of potential information technology, cybersecurity or data security breaches; changes in domestic and foreign government spending and budgetary, procurement and trade policies adverse to the Company's businesses; the impact of the Russia-Ukraine conflict or conflicts in the Middle East, including the potential for broad economic disruption; global economic uncertainty, including the impact of tariffs; material delays and cancellations of orders or deliveries thereon, supply chain disruptions, plant closures, or other adverse impacts on the Company’s ability to execute business plans; unfavorable currency exchange rate fluctuations; unfavorable interest rate fluctuations; effect of changes in tax legislation; market acceptance of the Company's new and existing technologies, products, and services; the Company's ability to win new business and convert orders received to sales within the current fiscal year; contract and regulatory compliance matters, and actions which, if brought, could result in judgments, settlements, fines, injunctions, debarment, or penalties; and other risks and uncertainties, including, but not limited to, those detailed herein and from time to time in the Company's Securities and Exchange Commission filings, which could have a material and adverse impact on the Company's business, financial condition, and results of operations. For additional information on these and other factors that could cause the Company's future results to differ materially from those in any forward-looking statements, see the section titled "Risk Factors" in the Company's most recently filed Annual Report on Form 10-K and other risks described therein and in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission. Undue reliance should not be placed on forward-looking statements, which are based on currently available information and speak only as of the date on which they are made. The Company assumes no obligation to update any forward-looking statement made in this press release that becomes untrue because of subsequent events, new information, or otherwise, except to the extent required to do so under federal securities laws.

For Additional Information, Contact:

OSI Systems, Inc.

Ajay Vashishat

Vice President

Telephone: (310) 349-2237

avashishat@osi-systems.com

OSI SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED CONDENSED Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended June 30,		Fiscal Year Ended June 30,
	2024	2025	2024	2025
Revenues:
Products	$390,342	$392,633	$1,207,590	$1,323,291
Services	90,565	112,352	331,168	389,875
Total net revenues	480,907	504,985	1,538,758	1,713,166
Cost of goods sold:
Products	274,408	277,821	822,346	908,997
Services	52,182	58,926	185,954	216,987
Total cost of goods sold	326,590	336,747	1,008,300	1,125,984
Gross profit	154,317	168,238	530,458	587,182
Operating expenses:
Selling, general and administrative	71,745	74,685	269,731	290,879
Research and development	15,859	18,844	65,275	73,444
Restructuring and other charges, net	3,895	1,687	6,391	5,335
Total operating expenses	91,499	95,216	341,397	369,658
Income from operations	62,818	73,022	189,061	217,524
Interest and other expense, net	(8,158)	(7,224)	(27,847)	(31,430)
Income before income taxes	54,660	65,798	161,214	186,094
Provision for income taxes	(9,981)	(13,050)	(33,060)	(36,457)

Net income	$44,679	$52,748	$128,154	$149,637

Diluted earnings per share	$2.55	$3.03	$7.38	$8.71
Weighted average shares outstanding – diluted	17,504	17,412	17,354	17,178

OSI SYSTEMS, INC. AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	June 30, 2024	June 30, 2025
Assets

Cash and cash equivalents	$95,353	$106,405
Accounts receivable, net	648,155	837,743
Inventories	397,939	407,174
Prepaid expenses and other current assets	74,077	71,539
Total current assets	1,215,524	1,422,861
Property and equipment, net	113,967	126,747
Goodwill	351,480	387,393
Intangible assets, net	139,529	183,290
Other non-current assets	115,508	120,966
Total Assets	$1,936,008	$2,241,257

Liabilities and Stockholders' Equity

Bank lines of credit	$384,000	$178,000
Current portion of long-term debt	8,167	8,130
Accounts payable and accrued expenses	248,427	281,304
Other current liabilities	174,043	229,504
Total current liabilities	814,637	696,938
Long-term debt	129,383	463,504
Other long-term liabilities	128,505	129,731
Total liabilities	1,072,525	1,290,173
Total stockholders’ equity	863,483	951,084
Total Liabilities and Stockholders’ Equity	$1,936,008	$2,241,257

SEGMENT INFORMATION AND NON-GAAP FINANCIAL MEASURES

	Three Months Ended June 30,
	2024					2025
(In thousands, except per-share amounts)	Revenues	Operating Income	% of Revenues	Net Income	EPS	Revenues	Operating Income	% of Revenues	Net Income	EPS
OSI Consolidated
GAAP basis	$480,907	$62,818	13.1%	$44,679	$2.55	$504,985	$73,022	$14.5%	$52,748	$3.03
Restructuring and other charges, net		3,895	0.8%	3,895	0.22		1,687	0.3%	1,687	0.10
Amortization of acquired intangible assets		4,498	0.9%	4,498	0.26		4,770	0.9%	4,770	0.27
Tax benefit of non-GAAP adjustments				(1,796)	(0.10)				(1,380)	(0.08)
Discrete tax benefit				(1,596)	(0.09)				(1,373)	(0.08)
Non-GAAP basis		$71,211	14.8%	$49,680	$2.84		$79,479	15.7%	$56,452	$3.24

	Revenues	Operating Income	% of Revenues			Revenues	Operating Income	% of Revenues
Revenue and Operating Income by Segment
Security
GAAP basis	$342,509	$60,678	17.7%			$366,971	$70,538	19.2%
Restructuring and other charges, net		54	0.0%				-	0.0%
Amortization of acquired intangible assets		2,801	0.8%				4,174	1.2%
Non-GAAP basis		63,533	18.5%				74,712	20.4%

Optoelectronics & Manufacturing
GAAP basis	102,069	10,321	10.1%			112,667	14,999	13.3%
Restructuring and other charges, net		2,468	2.4%				-	0.0%
Amortization of acquired intangible assets		1,396	1.4%				327	0.3%
Non-GAAP basis		14,185	13.9%				15,326	13.6%

Healthcare
GAAP basis	50,305	3,856	7.7%			42,684	(1,368)	-3.2%
Restructuring and other charges, net		499	1.0%				1,467	3.4%
Amortization of acquired intangible assets		301	0.6%				269	0.7%
Non-GAAP basis		4,656	9.3%				368	0.9%

Corporate Elimination
GAAP basis	(13,976)	(12,037)				(17,337)	(11,147)
Restructuring and other charges, net		874					220
Non-GAAP basis		(11,163)					(10,927)

OSI Consolidated
GAAP basis	$480,907	62,818	13.1%			$504,985	73,022	14.5%
Restructuring and other charges, net		3,895	0.8%				1,687	0.3%
Amortization of acquired intangible assets		4,498	0.9%				4,770	0.9%
Non-GAAP basis		$71,211	14.8%				$79,479	15.7%

SEGMENT INFORMATION AND NON-GAAP FINANCIAL MEASURES

	Years Ended June 30,
	2024					2025
(In thousands, except per-share amounts)	Revenues	Operating Income	% of Revenues	Net Income	EPS	Revenues	Operating Income	% of Revenues	Net Income	EPS
OSI Consolidated
GAAP basis	$1,538,758	$189,061	12.3%	$128,154	$7.38	$1,713,166	$217,524	12.7%	$149,637	$8.71
Restructuring and other charges, net		6,391	0.4%	6,391	037		5,335	0.3%	5,335	0.31
Amortization of acquired intangible assets		16,766	1.1%	16,766	0.97		17,996	1.1%	17,996	1.05
Tax benefit of non-GAAP adjustments				(5,428)	(0.32)				(5,413)	(0.32)
Discrete tax benefit				(4,729)	(0.27)				(6,717)	(0.39)
Non-GAAP basis		$212,218	13.8%	$141,154	$8.13		$240,855	14.1%	$160,838	$9.36

	Revenues	Operating Income	% of Revenues			Revenues	Operating Income	% of Revenues
Revenue and Operating Income by Segment
Security
GAAP basis	$1,043,073	$183,270	17.5%			$1,196,180	$204,952	17.1%
Restructuring and other charges, net		675	0.1%				1,882	0.2%
Amortization of acquired intangible assets		11,567	1.1%				14,882	1.2%
Non-GAAP basis		195,512	18.7%				221,716	18.5%

Optoelectronics & Manufacturing
GAAP basis	384,268	42,814	11.2%			412,065	51,540	12.5%
Restructuring and other charges, net		3,548	0.9%				619	0.2%
Amortization of acquired intangible assets		3,994	1.0%				1,862	0.4%
Non-GAAP basis		50,356	13.1%				54,021	13.1%

Healthcare
GAAP basis	171,435	6,013	3.5%			168,362	2,462	1.5%
Restucturing and other charges, net		810	0.5%				2,246	1.3%
Amortization of acquired intangible assets		1,205	0.7%				1,252	0.7%
Non-GAAP basis		8,028	4.7%				5,960	3.5%

Corporate Elimination
GAAP basis	(60,018)	(43,036)				(63,441)	(41,430)
Restructuring and other charges, net		1,358					588
Non-GAAP basis		(41,678)					(40,842)

OSI Consolidated
GAAP basis	$1,538,758	189,061	12.3%			$1,713,166	217,524	12.7%
Restructuring and other charges, net		6,391	0.4%				5,335	0.3%
Amortization of acquired intangible assets		16,766	1.1%				17,996	1.1%
Non-GAAP basis		$212,218	13.8%				$240,855	14.1%